Fees Summary	Jan. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 57,499,992.00
Previously Paid Amount	0.00
Total Fee Amount	7,940.75
Total Offset Amount	0.00
Net Fee	$ 7,940.75
Final Prospectus	false